CooperCompanies Acquisition of Cook® Medical’s Reproductive Health Business February 7, 2022 Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Statements relating to guidance, plans, prospects, goals, strategies, future actions, events or performance and other statements of which are other than statements of historical fact, including all statements regarding the acquisition of Cook’s Reproductive Health business (the “Business”) including financial position, market position, product development and business strategy, expected cost synergies, expected timing and benefits of the transaction, difficulties in integrating entities or operations, as well as estimates of our and the Business future expenses, sales and diluted earnings per share are forward-looking. In addition, all statements regarding anticipated growth in our net sales, revenue, anticipated effects of any product recalls, anticipated market conditions, planned product launches and expected results of operations and integration of any acquisition are forward-looking. To identify these statements look for words like "believes," "outlook," "probable," "expects," "may," "will," "should," "could," "seeks," "intends," "plans," "estimates" or "anticipates" and similar words or phrases, including the negative thereof. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.  Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. These factors include, without limitation, the following: failure to obtain required regulatory approval in a timely manner or otherwise; failure to satisfy any closing conditions to the proposed acquisition of the Business; risks associated with tax liabilities or changes in U.S. federal tax laws or interpretations to which the Proposed Transaction or parties thereto are subject; risks related to pre-acquisition non-compliance by the Business with applicable regulatory or works council consultation requirements; failure to successfully integrate any new business; failure to realize anticipated benefits of any combined operations; unanticipated costs of acquiring or integrating the Business; potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including employees, customers, partners and competitors; inability to retain key personnel; changes in legislation or government regulations affecting the acquisition or the parties; and economic, social or political conditions that could adversely affect the acquisition of the parties. More details about these and a number of other important risk factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements can be found in our Securities and Exchange Commission filings, including under the “Forward-Looking Statements” section in our press releases and under the “Business”, “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our most recent Annual Report on Form 10-K, as such sections may be updated in our quarterly filings, copies of which are available on the Company’s website: www.coopercos.com. We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law. Non-GAAP Financial Measures Certain financial measures included in this presentation, or which may be referred to in management’s discussion of the Company’s results and outlook, are non-GAAP measures that we believe are helpful in understanding our results, for example, constant currency, adjusted EBITDA, non-GAAP earnings per share and non-GAAP margin results. The non-GAAP measures exclude costs which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Our non-GAAP financial results are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. The reasons that we use these non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are available in our Securities and Exchange Commission filings, including under the “Reconciliation of GAAP Results to Non-GAAP Results” section in our press releases and under the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on the Company’s website: www.coopercos.com.

Cooper to Acquire Cook® Medical Reproductive Health

- **Cook Medical Reproductive Health**
  - Manufactures and sells minimally invasive medical devices focused on fertility, obstetrics and gynecology markets
  - Calendar 2021 Sales: ~$158M (~73% fertility/~27% ObGyn), up ~17% YoY cc[1]
- **Deal Terms**
  - Purchase Price: ~$875M comprised of $675M at closing and $200M paid in four $50M annual installments
  - Expected to close in fiscal Q2 2022[2]
- **Value Drivers**
  - Expands and leverages CooperSurgical's ("CSI") fertility business and ObGyn labor & delivery offerings
  - Expected to be ~$0.60 accretive to non-GAAP EPS in year 1; further accretive thereafter

Cook Medical Reproductive Health products are highly complementary to CooperSurgical

1. Constant currency
2. Completion of the transaction is subject to customary closing conditions, including entry into a definitive acquisition agreement and regulatory approvals, and compliance with local consultation requirements

3

Geographic expansion Expands fertility in several Asia Pac countries (currently under-indexed) Accelerates opportunities in China Significantly enhances direct selling opportunities for ObGyn medical devices in EMEA and Asia Pac Expands CSI labor & delivery Adds complementary, well-established devices to portfolio Leverages and expands existing CSI sales force Adds ~115 commercial headcount across geographies Offers the potential to leverage Costa Rica manufacturing facility Potential for cost savings and efficiencies with production transfer Complementary go-to-market and innovation strategy Compelling Strategic Rationale ~50% of new fertility clinic builds in 2022 are expected to be in Asia Pac1 1. Source: Management estimates

Pipettes Needles Fertility Industry Highlights Growth Drivers: Increasing maternal age Greater access to treatment Increased patient awareness/comfort Greater worldwide disposable income Up to 1 in 8 couples suffer from infertility worldwide $1.8B+ Global Market1 5-10% Annual Growth Manufacturer sales of products and services excluding consultation and pharma Source: Management estimates and independent market research Cook® Medical Reproductive Health Provides market access and complementary products in Fertility Media Catheters Fertility Product Portfolio Primary consumables and equipment Equipment

Cook® Medical Reproductive Health Adds high quality ObGyn medical devices ObGyn Product Portfolio Strategic Fit CSI’s Obstetrics Portfolio: Growing portfolio of obstetrics products is highly complementary to broader ObGyn medical device portfolio Includes devices for vacuum-assisted delivery, fetal monitoring, infant critical care and C-section Recently added: Cord blood and cord tissue storage (Generate Life Sciences acquisition, December 2021) Fetal Pillow® (Safe Obstetrics System acquisition, March 2021), elevates the fetal head and facilitates delivery of the baby in women requiring a C-section at full dilation Bakri Balloon (Post-partum hemorrhage) Cervical Ripening Balloon Adds new products in labor & delivery

Complementary revenue growth rates Expected long-term revenue growth: 5-9% (fertility 5-10%, ObGyn 4-6%) Strong margins Similar to existing consolidated gross margins Accretive to consolidated operating margins Accretive to Non-GAAP EPS Expected to be ~$0.60 accretive in year 1; further accretive thereafter Includes investing back into core CSI Interest expense ~2%, ETR ~25% Attractive free cash flow Financing with existing credit facilities Compelling Financial Rationale Modeling Assumptions